SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): May 8, 2006

VENTIV HEALTH, INC.

(Exact Name of Registrant as Specified in its Charter)

DELAWARE
(State or Other Jurisdiction of Incorporation)

0-30318 52-2181734 ----------------------- ------------------------------------ (Commission File Number) (I.R.S. Employer Identification No.)

VANTAGE COURT NORTH
200 COTTONTAIL LANE
SOMERSET, NEW JERSEY 08873
(Address of Principal Executive offices) (Zip Code)

(800) 416-0555
(Registrant's Telephone Number, Including Area Code

N/A
(Former Name or Former Address, if changed Since Last Report)

VENTIV HEALTH, INC.
CURRENT REPORT ON FORM 8-K

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

Daniel M. Snyder, the Company's current Chairman, informed the Company on May 8, 2006 that he will retire from the Board of Directors effective as of June 14, 2006 to focus on his other interests, which include The Washington Redskins, Six Flags Theme Parks and Redzone Capital, LLC.  As a consequence, Mr. Snyder will not stand for reelection at the 2006 annual meeting of stockholders.  Mr. Snyder will assume the title of Chairman Emeritus of inVentiv Health, Inc.

Item 7.01 Regulation FD Disclosure.

Eran Broshy is expected to assume the role of Chairman of the Board following the Company's 2006 annual shareholder meeting scheduled for June 14, 2006.  Mr. Broshy will retain his current position as Chief Executive Officer of the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

VENTIV HEALTH, INC.

By: /s/ John R. Emery ------------------------------------ Date: May 9, 2006 Name: John R. Emery Title: Chief Financial Officer (Principal Accounting and Financial Officer)